1 Cincinnati Bell 4th Quarter and Full Year 2009 Review February 11, 2010

2  Agenda  Performance Highlights Jack Cassidy, President & CEO 2. Operational OverviewBrian Ross, Chief Operating Officer  4. Q & A   3. Financial Overview Gary Wojtaszek, Chief Financial Officer

3 Safe Harbor Body: Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  In particular, statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act.  Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to: changing market conditions and growth rates within the telecommunications industry or generally within the overall economy; changes in competition in markets in which the company operates; pressures on the pricing of company products and services; advances in telecommunications technology; the ability to generate sufficient cash flow to fund the company’s business plan, repay the company’s debt and interest obligations, and maintain its networks; the ability to refinance indebtedness when required on commercially reasonable terms; changes in the telecommunications regulatory environment; changes in the demand for the company’s services and products; the demand for particular products and services within the overall mix of products sold, as the company’s products and services have varying profit margins; the company’s ability to introduce new service and product offerings on a timely and cost effective basis; work stoppage caused by labor disputes; restrictions imposed under various credit facilities and debt instruments; the company’s ability to attract and retain highly qualified employees; the company’s ability to access capital markets and the successful execution of restructuring initiatives; changes in the funded status of the company’s retiree pension and healthcare plans; disruption in operations caused by a health pandemic, such as the H1N1 influenza virus; changes in the company’s relationships with current large customers, a small number of whom account for a significant portion of company revenue; and disruption in the company’s back-office information technology systems, including its billing system. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports.  The forward-looking statements included in this presentation represent company estimates as of February 10, 2010.  Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

4 Performance Highlights Jack Cassidy  President & CEO

5  2009 Full Year Accomplishments  Overview  Technology Solutions  Wireless  Wireline  Met or exceeded guidance measures for 2009 Diluted EPS excluding special items up 5% Completed $150 million stock repurchase program Completed four financing transactions totaling $925M  Increased smartphone subscribers by 95% and penetration to 22% Postpaid data ARPU up 24% Prepaid churn decreased 24% and prepaid ARPU increased $2.09  Cost-cutting drove flat operating income in face of declining voice revenues Adjusted EBITDA margin slightly improved  y/y Introduced Fioptics, which produced 11K   entertainment subs and 10K high-speed internet subs  Grew Adjusted EBITDA by 21%Data center & mgd svcs revenue up 14% Increased data center capacity by 62K sq ft Increased billed data center space by 30K sq ft

2009 Revenue

($'s in millions)



$1,403
($46)
$15
($9)
($40)
$18
($5)
$1,336
2008
Wireline Voice
Wireline Data/Other
Wireless
Hardware
Data Center/Prof Svc
Eliminations
2009

- Technology Solutions
  - $18M / 16% increase in data center, managed & professional services
  - ($40M) / (20)% decrease in hardware sales due to economy, particularly in first half
- Wireless
  - ($7.3M) postpaid
  - $1.1M prepaid
  - ($2.9M) equipment
- Wireline
  - 3% data growth, due to data transport
  - Fioptics–11K entertainment subs and 10K high-speed internet subs
  - Access line loss was 7.2% driving voice revenue decline

Cincinnati Bell 6

7 2009 Adjusted EBITDA Body: 21% increase in Technology Solutions $18M / 16% increase in data center, managed & professional services revenue 14.5% Adjusted EBITDA margin (3.4 percentage point  improvement vs. prior year) (7%) decrease in Wireless 6.2M service revenue decline due to fewer postpaid subs $6.0M in higher handset subsidies to support 95% smartphone growth $5.5M in lower operating costs (3%) decrease in Wireline Cost saving programs offset $31M decline in revenueAdjusted EBITDA margin improved slightly to 48% ($’s in millions)

8  Met or Exceeded 2009 Guidance  In spite of challenging economic conditions in 2009, we delivered on our financial goals for the year. $1.3-$1.4  $470-$490  $470  $1.34  $147-$153  $164

9  Diluted Earnings Per Share Growth Body: Diluted EPS before special items up 5% y/yReduction of shares from stock buyback program had a very favorable impact on diluted EPS Completed stock repurchase program Purchased 49M shares for $150 million during two year programShares purchased represent 20% of shares outstanding at the end of 2007 Board of Directors has authorized a new $150 million stock repurchase program Company intends to buy back stock, to the extent profitable data center opportunities are not available

10 2010 Focus Areas Grow Defend  De-lever/Balance Sheet  Maintain Cincinnati Bell market share positions in Wireline and Wireless Continue ongoing cost reduction initiatives in Wireline and Wireless Focus on maintaining our strong cash flow Implement an additional $150M share buyback program Continue to opportunistically repay and refinance our debt  Continue to capitalize on successful  Data Center business and look to expand out of market  Divert capital from legacy wireline products and invest in Fioptics

11  Operational Overview  Brian Ross  Chief Operating Officer

12  Technology Solutions Revenue and EBITDA  ($’s in millions) Increases in data center and managed services revenue 4Q 09 - $2.3M increase, 9% Full year 09 - $13.5M increase, 14%End of year billed space is up 16% vs. 4Q 08 Decrease in hardware sales 4Q 09 – ($6.6M) decrease, (11%) Full year 09 – ($40.1M) decrease, (20%) Poor economy suppressed telephony and IT hardware sales, although second half 2009 began to recover Increases in Adjusted EBITDA 4Q 09 – $3.4M increase, 34% Full year 09 – $7.5M increase, 21%

13  Data Center Utilization Update  Data Center Capacity  at quarter end Space utilization of 79%214K sq ft billing at 4Q 09  compared to 184K at 4Q 08, a 16% increase Partially filled 12K sq ft vacated in second half of 2009 by a large customer, in contract discussions to fill remaining space Incremental 6K build started in Chicago due to strong demand (sq ft in thousands)  Billed Unbilled

14  Cincinnati Bell Introduces Fioptics Product Body: Wireline results include new Fioptics product Provides entertainment, high-speed internet, and traditional voice via fiber line to the home300 channel line-up, 50 in HD resolution Offers music, premium channels, on demand, DVR Internet service sold in speeds up to 30mbps

Fioptics Penetration

Video Penetration



Penetration
Actual
11%
22%
28%
1
3
6
Months

Internet Penetration



Penetration
Actual
10%
20%
25%
1
3
6
Months

- Multiple Dwelling Unit (MDU) build strategy targets entire ILEC footprint
  - MDU build avoids cannibalizing our base and makes competitive response more difficult
  - Reach ~5% of ILEC households
- Fioptics subscribers
  - 41K units passed
  - Almost 30% video penetration after 6 months
  - 11K video subs
  - 10K internet subs
  - 7K voice subs

Cincinnati Bell
15

16  Fioptics Bundle Body: Bundle driving multiple product adoption and high ARPU84% of subscriber take 2 or more products 82% video take rate Over 80% internet take rateHousehold ARPU exceeds $100  Subscriber Take-Rates  Product Bundling

17  Wireline Adjusted EBITDA Body: Adjusted EBITDA decrease of 5% 7.2% access line loss drove $11M voice revenue reduction Data/LD/VoIP increased $2M $8M improvement from cost reductions initiatives early in the year Start up cost increases for Fioptics  ($’s in millions)

18  2009 Expense Reductions

19  High-Speed Internet Subscriber Activity Body: 244K high-speed internet subscribers at end of 4Q 09 234K DSL customers 10K Fioptics customers 4% combined 2009 growth 10K combined net adds DSL churn holding steady at 2%  High-Speed Internet Net Adds (in thousands)  234  238  240  242  244  High-Speed Internet Customers (DSL & Fiber) (in thousands)

Access Line Loss – Consumer & Business

ILEC Consumer Access Line Net Adds


4Q08
1Q09
2Q09
3Q09
4Q09
(12)
(13)
(10)
(12)
(10)

Business Access Line Net Adds


4Q08
1Q09
2Q09
3Q09
4Q09
1
1
2
2
2
(1)
(2)
(2)
(2)
(3)
Traditional Net Adds
VOIP Net Adds

(in thousands)

- 7.2% access line loss
  - 8.2% ILEC access line loss
- 1,700 Consumer ILEC line loss improvement y/y
- Business lines remain down
  - Optimization, bankruptcies, moves, and VoIP drive line loss
  - Well positioned for VoIP with eVolve T1 and IP Centrex
  - Business lines loss essentially offset by 7K VoIP net adds
- Churn remains well below 2%

Cincinnati Bell 20

21  Wireless Revenue and EBITDA Results Body: (6%) Postpaid service revenue $2M higher data revenue (5%) lower voice minutes of use per subscriber; (6%) lower subscribers19% Prepaid service revenue 16% growth in ARPU and higher subscribers Wireless Adjusted EBITDA flat y/y and up 3% sequentially  ($’s in millions)  (1%)  (2)%  3%  (1%)  (4%)  (2%)  2%  (18%)  1%  (8%)

22  Smartphone Customers and Postpaid ARPU Body: Strong smartphone plan growth  Subs up 95% from Q4 08, now 22% of postpaid subscribers 186% consumer subscriber growth, now 19% of consumer subs 1% postpaid ARPU growth $2.02 increase in data ARPU Driven by smartphones and SMS ($1.66) voice ARPU driven by lower usage

23  4Q Postpaid Churn   Decrease from 4Q 08 and sequentially due to:Tightening of credit policy More attractive ‘09 handset line-up Handset availability is still an issue, but contributed to lower 4Q 09 churn Expect 2010 line-up improvements3G Blackberry in 1Q 2010 Android and additional 3G handsets in 2Q 2010 Postpaid Churn %

24  Prepaid Wireless  Prepaid Service Revenue  ($’s in millions)  Service revenue up 19% y/y and 2% sequentially Prepaid churn of 6.5% Lowest full year churn since 2004 16% ARPU growth ARPU increased $3.92 y/y and $0.37 sequentially Marketing focus on high-value rate plans

25  Financial Overview  Gary Wojtaszek  Chief Financial Officer

26  4Q ’09 and ’08 Income Statement  (Unaudited, $’s in millions except per share amounts)  * Excludes $2M in ’08 related to patent settlement.

27  4Q 09 Net income  ($’s in millions) Body: Net income excluding special items decreased $2M y/y Diluted EPS excluding special items was flat to prior year $11M pretax restructuring charge ($6M after tax): related to severance programs for union and management employees Anticipates a 15% reduction in our legacy Wireline business over the next 5 years, of which almost half will be completed by the end of February Expect to generate savings of approximately $9M in 2010 $18M pretax debt extinguishment loss ($11M after tax) as a result of calling the 7.25% senior notes

28  YTD 09 Free Cash Flow   ($’s in millions) Body: 4Q FCF of $57M decreased $6M y/yAnnual FCF of $164M is flat y/y $98M from sales of wireless towers, net of transaction costs ($83M) in contributions to medical, pension and postretirement plans $36M from decrease in capital expenditures ($10M) early interest payment from the redemption of the 7.25% senior notes ($41M) increase in working capital and other mainly due to timing of payments of accounts payable and higher receivable balances FCF of $164M represents a 29% FCF Yield $164 $36 $98 ($83) ($10) ($41)

29  Completed Share Repurchase Program in 4Q 09  (in millions)  Over two year period, Company repurchased 20% of shares outstanding at the end of 2007 49 million shares purchased for $150M Average purchase price of $3.09/share for the program Company announced new $150M share buyback program Shares to be repurchased only if profitable data center opportunities are not availableWe continued to aggressively manage our balance sheet, completing four financing transactions totaling $925M improved our liquidity purchased bonds at an attractive discount prepaid $83 million of pension and medical obligations 8%  15%  13%  18%  20%  Percentage of 2007 outstanding shares repurchased

30 Implied Price Per Common Share

31 Data Centers - The Ultimate Business Bundle

Investing in Future Growth


Tech. Solutions Revenue
($MM)
CAGR = 14%
$173
$217
$258
$315
$293
2005
2006
2007
2008
2009


Tech. Solutions Adjusted EBITDA
($MM)
CAGR = 28%
$16
$20
$27
$35
$43
2005
2006
2007
2008
2009

- Data center business is growing at 25%+ Adjusted EBITDA CAGR
- Natural extension of Wireline business given expertise in:
  - Management of networks
  - Interconnection with carriers
  - VoIP networks
- Repeatable business model that is not geographically constrained
- Success based capital spending
- Named service provider to new data center virtualization joint venture

Cincinnati Bell

32

33   IP Traffic  Enterprise Internet Services Revenue  Ethernet Revenue  Hosting Revenue  Drivers   Consumption  Demand   increase   which fuels   Data Usage Continues to Grow  Sources: Gartner – G00167790 April 2009 Tier 1 – DC Supply/Demand 2009 Midyear Can accord/Adams – Equity Research June 2009 Global DC Supply and Demand  Increasing DC Demand vs. Supply  Applications   Industries   Increasing demand increases results

34   Growth Reflected in Peer Results   Source: DH Capital – Sept 2009  32% CAGR

35   Bottom Lines Growing   Source: DH Capital – Sept 2009  83% CAGR  83% CAGR

36   Strong Customer Fundamentals  Source: Gartner –  Jan 2009  How do you Obtain DC Space?  What is Your Expected Need?  How much Space will you Need?  Gartner DC Customer Poll Shows Compelling Statistics  10% of companies have outsource relationship 84% currently do not  67% of companies will need space within 36 mo’s   70% of companies will need at least 3K Sq Ft of Space – Mid Range Companies 30% will need greater than 3K – Enterprise Range

37 Transforming Products to Solutions  Hardware  IT Services  Data Centers Data Voice Security Storage Software Monitoring Management  Maintenance Security Assessments Staffing Outsourcing    Collocation Wholesale Virtual Hosting Backup and Recovery Business Continuance Build Complex UTILITY Solutions combining Products and Assets in complete outsourcing engagements  Products  Solutions  Our products and services can be purchased individually, in various combinations, or as a part of a total or partial outsourcing arrangement.  Managed Services  Combine Products and Services with Assets in different Managed Services Combinations

38   The Approach Works  Large Enterprise Customer  Data Center Related Hardware Purchase  Data Center Related Services Anomaly  Data Center  Low margin product sales high during DC integration but lower over time High margin services grow over time and become more complex

39  2010 Guidance *Plus or Minus 2 percent

40 Segment Reporting Change

41 Cincinnati Bell4th Quarter and Full Year 2009ReviewFebruary 11, 2010

42 Non-GAAP Reconciliations (please refer to the Earnings Financials)